GUARANTY

This GUARANTY, dated as of November 26, 2002 (the "Guaranty") is made by Richardson International, Inc., a Delaware corporation (the "Guarantor"), in favor of Bank One, NA, acting as administrative agent for the benefit of the Lenders (as defined below) (the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, an Amended and Restated Revolving Credit Agreement dated as of November 26, 2002 (as amended and modified from time to time, the "Agreement") was entered into by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the "US-Borrower"); (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a "Canada-Borrower", and collectively, the "Canada-Borrowers"); (iii) Richardson Electronics Limited, an English limited liability company (the "UK-Borrower"); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a "Euro-Borrower" and collectively, the "Euro-Borrowers"); (v) Richardson Sweden Holding AB, a Swedish corporation (the "Krona-Borrower"); and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the "Japan-Borrower") (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the "Borrowers"), the lenders from time to time parties thereto (each, a "Lender" and collectively, the "Lenders"), Bank One, NA, London Branch as Eurocurrency Agent (the "Eurocurrency Agent"), Bank One, NA, Canada Branch as Canada Agent (the "Canada Agent") and Bank One, NA, Tokyo Branch as Japan Agent (the "Japan Agent") (the Administrative Agent, Eurocurrency Agent, the Canada Agent and the Japan Agent are collectively referred to as the "Funding Agents" and each individually a "Funding Agent"), and Bank One, NA, as administrative agent (in such capacity, the "Administrative Agent"; the Administrative Agent, together with the Funding Agents are collectively hereinafter referred to as the "Agents" and each individually an "Agent") pursuant to which the Lenders agreed to lend to the applicable Borrowers under the Canada Facility, the Euro Facility, the Japan Facility, the Krona Facility, the UK Facility and the US Facility, subject to the terms and conditions thereof (the "Loans");

WHEREAS, it is a condition to the Lenders' obligation to make the Loans under the Agreement that the Guarantor execute this Guaranty in favor of the Administrative Agent for the benefit of the Lenders; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Agreement and as a condition of the advance of the Loans, the Guarantor hereby agrees as follows:

SECTION 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement.

SECTION 2. Guaranty. (a) The Guarantor hereby unconditionally and irrevocably guarantees the punctual, full and prompt payment when due, whether by acceleration or otherwise, of all obligations of each Borrower under the Agreement, the Documents and under Rate Management Obligations collectively, the "Obligations") owed to the Lenders. This Guaranty is an absolute guaranty of payment and performance and is not a guaranty of collection.

(b) Without limiting the generality of Section 2(a) hereof, the Guarantor hereby covenants as a direct obligation and not as surety to promptly pay when due to the relevant Agent the facility fees at the times, in the manner and on the terms set forth in Sections 2.4.1, 2.4.2 and 2.24.8 of the Agreement (without duplication of any such fees actually paid by the Borrowers).

SECTION 3. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Agreement or any other agreement or instrument relating thereto (whether executed by any Borrower, the Guarantor or any other party) or avoidance or subordination of any of the Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Agreement or any other agreement or instrument relating thereto (whether executed by any Borrower, the Guarantor or any other party);

(c) the absence of any attempt to collect the Obligations from any Borrower or any other action to enforce the same or the election of any remedy by any Lender;

(d) the bankruptcy, insolvency, winding-up, or reorganization of or similar proceeding involving, any Borrower or the Guarantor;

(e) the disallowance under the relevant provisions of any applicable law of all or any portion of the claims of any Lender for payment or performance of the Obligations;

(f) the waiver, consent, extension, forbearance or granting of any indulgence by any Lender with respect to any provision of the Agreement or any other agreement or instrument relating thereto (whether executed by any Borrower, the Guarantor or any other party), or

(g) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower or the Guarantor (other than indefeasible payment in full of the Obligations and in respect of any applicable statute of limitations).

SECTION 4. Waiver, No Duties of Lenders.

(a) The Guarantor hereby waives (i) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty, (ii) any requirement that any Lender protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or entity or any collateral, (iii) filing of proofs of claim with a court in the event of receivership or bankruptcy of any Borrower, (iv) protest or notice with respect to nonpayment of any or all of the Obligations, and (v) all demands whatsoever (and any requirement that the same be made on any Borrower as a condition precedent to the Guarantor's obligations hereunder). The Guarantor hereby covenants that this Guaranty will not be discharged, except according to the provisions of Section 15 hereof.

(b) The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Borrower, and of all other circumstances bearing upon the right of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal. The Guarantor hereby agrees that the Lenders and the Agents shall have no duty to advise the Guarantor of information known to such Lenders or any Agent regarding such condition or any such circumstances. In the event a Lender or such Agent in its sole discretion undertakes at any time or from time to time to provide any such information to the Guarantor, such Agent or such Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, Agent or such Lender chooses to maintain as confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

If in the exercise of any of its rights and remedies, any Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, the Guarantor hereby consents to such action by such Agent or such Lender, and waives any claim based upon such action, even if such action by and of such Agent or such Lender shall result in a full or partial loss of any rights of subrogation, contribution or reimbursement which the Guarantor might otherwise have had but for such action by such Agent, or such Lender.

SECTION 5. Representations and Warranties. The Guarantor hereby represents and warrants that:

(a) The Guarantor is Wholly-Owned Subsidiary of the US-Borrower,

(b) Each Borrower (other than the US-Borrower) is a Wholly-Owned Subsidiary of the Guarantor;

(c) The Guarantor has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by the Guarantor of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws or general principles of equity relating to remedies affecting or relating to the enforcement of creditors' rights generally;

(d) Neither the execution and delivery by the Guarantor of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Guarantor or any of its Subsidiaries, (ii) the Guarantor's or any of its Subsidiaries' articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Guarantor or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Guarantor or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Guarantor or any of its Subsidiaries, is required to be obtained by the Guarantor or any of its Subsidiaries in connection with the execution and delivery of this Guaranty, the payment and performance by the Guarantor of the Obligations or the legality, validity, binding effect or enforceability of this Guaranty; and

(e) Other than pursuant to this Guaranty (and any other Document to which it is party), the Guarantor does not have any Indebtedness.

SECTION 6. Covenants. The Guarantor hereby covenants and agrees that (a) it will maintain, directly or indirectly, 100% of the legal and beneficial ownership in the issued and outstanding shares, voting capital or other ownership interest of each Borrower (other than the US-Borrower), and (b) it will not create, incur or suffer to exist any Indebtedess except pursuant to this Guaranty and any other Document to which it is party.

SECTION 7. Default

The occurrence of any one or more of the following events shall constitute a Default:

    (a) Any representation or warranty made or deemed made by the Guarantor to the Administrative Agent or any Lender under or in connection with this Guaranty or any certificate or information delivered in connection with this Guaranty or any other Document shall be materially false on the date as of which made or deemed made.

    (b) The breach by the Guarantor of any of the terms or provisions of Section 6.

    (c) Without modifying the provisions of Section 2 hereof, the breach by the Guarantor (other than a breach which constitutes a Default under Section 7.(a) or (b)) of any of the terms or provisions of this Guaranty which is not remedied within 15 days after written notice from the Administrative Agent.

    (d) The occurrence of any Event of Default under the Agreement, or any "default" as defined in any other Document (other than this Guaranty), or the breach of any of the terms or provisions of any Document (other than this Guaranty), which Event of Defualt, default or breach continues beyond any period of grace therein provided and has not been waived.

SECTION 8. Amendments. Except as expressly provided herein to the contrary, no amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent acting at the direction of the Required Lenders. No amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent acting at the direction of the Required Lenders, limit the liability of the Guarantor hereunder or postpone any date fixed for payment hereunder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Nothing contained in this Section 8 shall be construed to modify the provisions of Section 8.3 of the Agreement.

SECTION 9. No Waiver; Remedies, Subrogation

(a) No failure on the part of any Agent or any Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder, preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(b) Failure by any Agent or any Lender at any time or times hereafter to require strict performance by any Borrower or the Guarantor or any other person of any of the provisions, warranties, terms and conditions contained in any of the Agreement, or the Guaranty or any of the agreements entered into in connection therewith now or at any time or times hereafter executed by any Borrower or the Guarantor and delivered to any Agent and the Lenders shall not waive, affect or diminish any right of the Administrative Agent, or any Lender, at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been modified or waived by any act, course of conduct or knowledge of any Agent, any Lender, its respective agents, officers or employees, unless such waiver is contained in an instrument in writing specifying such waiver signed by any Agent, each Lender, and directed and delivered to the Borrowers and the Guarantor. No waiver by any Agent or any Lender, of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any Agent or any Lenders, permitted hereunder shall in any way affect or impair any of its rights or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any of the Obligations shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was party to the suit or action in which such determination was made.

(c) Until all Obligations have been paid in full, the Guarantor shall not exercise any right of subrogation which it may acquire with respect to amounts paid hereunder. In the event that the Guarantor shall receive any payment on account of any such right of subrogation while any Obligations remain outstanding, the Guarantor agrees to pay all such amounts so received to the Administrative Agent, for the benefit of the Lenders, to be applied to payment of the Obligations then due and owing in accordance with the terms of the Agreement.

SECTION 10. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until terminated in accordance with Section 15, (b) be binding upon the Guarantor, and its permitted successors and assigns, and (c) inure to the benefit of and be enforceable by each Agent, the Lenders and their permitted successors, transferees, and assigns who shall be permitted to, and who shall, become an assignee of any Agent's or any Lender's interest under the Agreement.

SECTION 11. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Guarantor or any Borrower (each a "Loan Party" and, collectively, the "Loan Parties") for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 12. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the provisions thereof relating to conflicts of laws.

SECTION 13. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 14. Consent to Jurisdiction; Jury Trial. The Guarantor hereby agrees that all service of process may be made by registered mail directed to the Guarantor at the address set forth on the signature page hereof in the manner specified in Section 13.1 of the Agreement, which provisions are incorporated herein by this reference, mutatis mutandis. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR OR ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST ANY AGENT OR LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS. THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

SECTION 15. Termination. Subject to Section 11 hereof, so long as no Default shall have occurred and then be continuing, this Guaranty shall terminate and shall be discharged and released upon the irrevocable payment in full of all of the Obligations.

SECTION 16. Currency.

    (a) Payment shall be in the Agreed Currency in which any unpaid Advance is denominated (the "Applicable Currency") or if collected in a different currency at the option of the Administrative Agent, such other currency shall be converted into the Applicable Currency at the spot rate of exchange of the Administrative Agent (as conclusively determined by the Administrative Agent) for purchasing such currency with the Applicable Currency prevailing on the date of actual payment and the Guarantor hereby agrees to indemnify the Administrative Agent against the full Applicable Currency cost incurred by the Administrative Agent for such purpose.

    (b) No payment to the Administrative Agent (whether under any judgment or court order or otherwise) shall discharge the Obligations unless and until the Administrative Agent shall have received payment in full in the Applicable Currency or which the Administrative Agent has elected to accept under paragraph (a) of this Section 16 and to the extent that the amount of such payment shall on actual conversion into such currency fall short of the amount of the Obligations, actual or contingent, expressed in that currency, the Administrative Agent, on behalf of itself and the Lenders, shall have a further separate cause of action against the Guarantor to recover the amount of the shortfall.

    (c) If and to the extent that the Guarantor fails to pay the amount due on demand, the Administrative Agent may in its absolute discretion without notice to the Guarantor purchase at any time thereafter so much of any currency as the Administrative Agent considers necessary or desirable to cover the Obligations in such currency hereby guaranteed at the then prevailing spot rate of exchange of the Administrative Agent (as conclusively determined by the Administrative Agent) for purchasing such currency with the Applicable Currency and the Guarantor hereby agrees to indemnify the Administrative Agent against the full Applicable Currency cost incurred by the Administrative Agent for such purpose.

    (d) All moneys received or held by the Administrative Agent from any Borrower or under this Guaranty may from time to time after demand has been made by the Administrative Agent be converted into such other currency as the Administrative Agent considers necessary or desirable to cover the Obligations, actual or contingent, of any such Borrower in that other currency at the then prevailing spot rate of exchange of the Administrative Agent (as conclusively determined by the Administrative Agent) for purchasing that other currency with the existing currency.

    (e) For purposes of any required exchange of currency pursuant to this Section 16, the Administrative Agent may use its applicable Lending Installation to effect such transaction.

SECTION 17. Miscellaneous. All references herein to the Borrowers and to the Guarantor shall be deemed to include their respective permitted successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for any Borrower or the Guarantor; provided, however, nothing contained herein shall be construed to permit the Guarantor or any Borrower to assign its respective rights or obligations under the Documents (including this Guaranty), except as expressly permitted by Section 12.1 of the Agreement. All references to the singular shall be deemed to include the plural where the context so requires.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

RICHARDSON INTERNATIONAL, INC.

By:

Its:

Notice Address:

c/o Richardson Electronics, Ltd.

40 W. 267 Keslinger Road

P.O. Box 393

LaFox, Illinois 60147-0393